UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2023
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 and Item 5.07.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Submission of Matters to a Vote of Security Holders

On October 27, 2023, the Federal Home Loan Bank of Indianapolis ("Bank") certified the results of the election of two independent directors and two Michigan member directors to the Bank’s Board of Directors ("Board"), each with terms beginning January 1, 2024, and ending on December 31, 2027. Each of the elected directors' Board Committee assignments will be determined at a meeting of the Board of Directors and shall be disclosed on an amendment to this filing on Form 8-K/A.

Pursuant to the terms of the Federal Home Loan Bank Act and Federal Housing Finance Agency ("Agency") regulations, the members of the Bank elect member directors from their state to the Board from a slate of nominees who must be a director or officer of a member located in that particular state. The nominations are made by the member institutions, not by management of the Bank. Director elections are held by direct ballot and not by proxy or at a shareholder meeting. All of the elected nominees must certify that they are eligible to serve as a director in accordance with the regulations of the Agency by completing an Agency-prescribed eligibility certification form.

Independent Director District-Wide Election

By regulation, all individuals proposed to be nominated by the Board for independent directorships must, after consultation with the Bank's Affordable Housing Advisory Council, be reviewed by the Agency. This review was conducted by the Agency before the slate selected by the Board was submitted to the members for voting. Any independent director or nominee for an independent directorship must have experience in, or knowledge of, one or more of the following areas: auditing and accounting; derivatives; financial management; organizational management; project development; risk management practices; and the law. A public interest director must have more than four years' experience representing consumer or community interests in banking services, credit needs, housing, or consumer financial protections.

There were two district-wide independent director seats open.

Anika Goss-Foster was elected as a public interest independent director, with 2,702,122 shares voted in her favor. Ms. Goss-Foster is Chief Executive Officer of Detroit Future City in Detroit, Michigan.

Glenn A. Wilson was elected as a public interest independent director, with 2,647,503 shares voted in his favor. Mr. Wilson is President and Chief Executive Officer of Communities First, Inc., in Flint, Michigan.

The terms of two independent directors, Christine Coady Narayanan, and Robert D. Long, expire on December 31, 2023. The Board and Bank management express their sincere appreciation to Ms. Narayanan for her service as a director of the Bank since 2008, and to Mr. Long for his service as a director of the Bank since 2007.

Indiana Member Director Election

There were no Indiana member director seats open.

Michigan Member Director Election

Two Michigan member director seats were open.

Jacqueline Buchanan was elected, with 822,792 shares voted in her favor. Ms. Buchanan is the President and CEO of Genisys Credit Union in Auburn Hills, Michigan.

Margaret Lamb was elected, with 628,917 shares voted in her favor. Ms. Lamb is the Senior Vice President and Chief Risk Officer of People Driven Credit Union in Southfield, Michigan.

The member director candidates not elected in Michigan were: William Hufnagel, with 471,537 shares voted in his favor; Kenneth Kelly, with 403,599 shares voted in his favor; Michael Manica, with 232,649 shares voted in his favor; Kelly Potes, with 464,547 shares voted in his favor; Robert Worthington, with 416,988 shares voted in his favor.

The terms of two Michigan member directors, Kenneth Kelly and Michael Manica, expire on December 31, 2023. The Board and Bank management express their sincere appreciation to Mr. Kelly for his service as a director of the Bank since April 2023, and to Mr. Manica for his service as a director of the Bank since 2016.

Directors’ Compensation and Expense Reimbursement Policy

The newly elected directors will be paid director fees in accordance with the Bank's 2024 Directors’ Compensation and Expense Reimbursement Policy ("The Policy"), which will be determined at a meeting of the Board of Directors. The Policy shall be disclosed on an amendment to this filing on Form 8-K/A.

The Bank is a cooperative, and most of the Bank’s business is conducted with its members. In the normal course of business, the Bank extends credit to members whose officers or directors may serve as member directors of the Bank on market terms that are no more favorable to them than the terms of comparable transactions with other members who are not considered related persons. For further information, see “Item 13. Certain Relationships and Related Transactions, and Director Independence Related Persons and Related Transactions” commencing on page 179 of the Bank’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission on March 15, 2023. Furthermore, the Bank has not engaged in any transactions with any of the elected independent directors or members of their immediate families that would require disclosure under applicable rules and regulations.

Item 9.01. Financial Statements and Exhibits

A copy of the letter to shareholders announcing the results of the member director elections, which will be emailed on October 27, 2023, is attached as Exhibit 99.1 and incorporated by reference in this Report. A copy of the Bank's news release dated October 27, 2023, is attached as Exhibit 99.2 to this Report.

Exhibit Number	Description

99.1	Letter to Members - Election Results
99.2	News Release - 2023 Election Results
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2023

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer